                                                                   EXHIBIT 10.12

--------------------------------------------------------------------------------
  PLEASE COMPLETE PAGES 3, 4 AND 5 AND RETURN TWO COPIES OF THIS AGREEMENT TO
            THE COMPANY TOGETHER WITH YOUR CHECK BY JANUARY 31, 1991.
--------------------------------------------------------------------------------

                                  JETFAX, INC.

                   Subscription and Stock Purchase Agreement


TO:    JetFax, Inc.
       978 Hamilton Court
       Menlo Park CA 94025
       Attn: President

Gentlemen:

       The undersigned has received the letter of Rudy Prince dated December 27, 1990 (the "Offer") offering a maximum of 75,000 shares of Series A Preferred Stock ("Preferred Stock"), together with certain warrants described herein, of JetFax, Inc., a Delaware corporation (formerly Hybrid Fax, Inc.) ("Company") to current holders of the Company's Series A Preferred Stock. The undersigned also acknowledges the previous receipt of information concerning the Company in the form of the Company's Annual Report for the year ended March 31, 1990, the Confidential offering memorandum dated August 17, 1990 related to the offer for sale of Series C preferred Stock (and related amendments) and the Quarterly Report of the Company for the quarter ended September 30, 1990 (collectively, the "Company Documents"), each of which having been mailed by the Company to you as a holder of Series A Preferred Stock.

       The undersigned ("Purchaser") hereby subscribes for, and agrees to purchase, one share of Preferred Stock for each $1.50 of the amount of investment set forth in the space provided on the signature page below. Additionally in the event this subscription is accepted by the Company, for each two shares of Preferred Stock subscribed for hereby, the purchaser will receive a new warrant to purchase one share of Series A Stock at $1.50 per share (the "New Warrants"). The New Warrants will expire on June 30, 1992. The undersigned hereby tenders this Subscription and Stock Purchase Agreement (the "Agreement") with a check in the amount of the aggregate subscription amount payable to the order of "JetFax, Inc.")

       This subscription shall be irrevocable and shall survive death, disability, dissolution, liquidation or bankruptcy of Purchaser, subject, however, to all of the terms and provisions contained in the Offer conditions set forth herein.

       Purchaser represents the following to the Company:

          (a) Purchaser has full power and authority to enter into this Agreement, and to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement is a legal, valid and binding obligation of such Purchaser, enforceable against the purchaser in accordance with its terms.

          (b) Purchaser recognizes that an investment in the Company is a speculative investment involving a high degree of risk.

          (c) Purchaser has adequate net worth and means of providing for current needs and possible personal contingencies, and has no need, and anticipates no need in the foreseeable future, to sell the Preferred Stock

(or the Common Stock issuable upon conversion) for which such Purchaser hereby subscribes. Purchaser is able to bear the economic risk of this investment and, consequently, without limiting the generality of the foregoing, is able to hold the Preferred Stock (and the Common Stock issuable upon conversion)for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment in the Company in the event such loss should occur.

          (d) Purchaser is acquiring the Preferred Stock for his own account for investment and not for the benefit of any other person or with a view toward resale or redistribution in a manner which would require registration under the 1933 Act, and such Purchaser does not now have any reason to anticipate any change in circumstances or other particular occasion or event which would cause such Purchaser to sell the Preferred Stock (or the Common Stock issuable upon conversion).

          (e) Purchaser acknowledges that there are substantial restrictions on the transferability of the Preferred Stock (and the Common Stock issuable upon the conversion thereof). Since the Preferred Stock (and the Common Stock issuable upon conversion thereof) will not be, and, except as provided in this Agreement, the Purchaser has no right to require that they be, registered under the 1933 Act or qualified pursuant to applicable state securities law, the Preferred Stock (and the Common Stock issuable upon conversion thereof) may not be, and Purchaser agrees that they shall not be, sold unless such sale is exempt from such registration under the 1933 Act, the Securities Act of Texas and any other applicable state blue sky law or regulation. Each Purchaser further acknowledges that the Company is under no obligation to aid me in obtaining any exemption from the registration requirements. Purchaser acknowledges that Purchaser shall be responsible for compliance with all conditions on transfer imposed by any securities administrator of any state and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing opinions in connection therewith.

          (f) Purchaser acknowledges the previous receipt of information concerning the Company in the form of the Company's Annual Report for the year ended march 31, 1990, the Confidential offering memorandum dated August 17, 1990 related to the offer for sale of series C Preferred Stock (and related amendments) and the Quarterly Report of the Company for the quarter ended September 30, 1990 (collectively, the "Company Documents"), each of which having been mailed by the Company to Purchaser as a holder of Series A Preferred Stock. Purchaser acknowledges that it has received all information concerning the Company (including financial information) that Purchaser considers necessary or desirable to make an informed business judgement concerning the risks and merits of further investment in the Company. In this regard, Purchaser acknowledges that it has reviewed the Company information.

          Upon issuance of the Preferred Stock to Purchaser pursuant hereto, the Company agrees that Purchaser shall have the same registration rights, and be subject to the same restrictions on transfer (other than any right of repurchase by the Company), with respect to such shares of Preferred Stock purchased hereunder (and the Common stock issuable upon conversion thereof) as such Purchaser has, or is subject to, with respect to other shares of Series A Preferred Stock first purchased and currently held by such Purchaser and the terms of such registration rights and restrictions on transfer (including any agreement to restrict transfer for a limited period of time after a public offering of any shares of the Company, but not including any right of the Company to repurchase such shares in the event of proposed transfer) previously granted to Purchaser in any stock purchase agreement pursuant to which Purchaser first acquired Series A Preferred Stock are incorporated herein by reference.

                         PLEASE COMPLETE THE FOLLOWING

       The undersigned hereby represents and warrants to the Company that the answers to the following questions are true and correct and that the Company may rely on such answers in deciding whether to accept this subscription.

     1.   The undersigned subscriber is  [_] a natural person,  [_] a trust,
          [_] a corporation,   [_] a partnership,    [_] other
          (please specify)_____________________________________.

     2.   State principal occupation or business:
          ___________________________________.

     3. The subscriber has a net worth (with my spouse and including home, furnishings and automobiles) of:
               (check whichever statement is applicable)

          [_]  less than or equal to $1,000,000; or

          [_]  more than $1,000,000 but less than $5,000,000; or

          [_]  more than $5,000,000.

     4. The subscriber's investment in the Company [_] is [_] is not more than 20% of my net worth (including home, furnishing and automobiles).

     5. If the subscriber is an entity, the subscriber [_] was [_] was not formed specifically for the purpose of investing in the Company.

     6. If the subscriber is an individual, the subscriber had an individual income* in each of the last two years of:
               (check whichever statement is applicable)

          [_]  less than $200,000; or

          [_]  more than $200,000.

     7. If the subscriber is an individual, the subscriber reasonably expects to have an individual income* in the current year of:
               (check whichever statement is applicable)

          [_]  less than $200,000; or

          [_]  more than $200,000.

-------------------------------------------------------------------------------
* Individual income is calculated for any year as follows: (i) individual adjusted gross income (as reported on Subscriber's federal income tax return), plus (ii) any deductions for long-term capital gain under Section 1202 of the Internal Revenue Code of 1954 (the "Code"), plus (iii) any deductions for depletion under Sections 611 et seq. of the Code, plus (iv) any exclusion for interest under Section 103 of the Code, plus (v) any losses of a limited partnership allocated to Subscriber (as a limited partner) as reported on Schedule E of Form 1040.
--------------------------------------------------------------------------------

     8. If the subscriber is an individual and married, the subscriber had joint income* with his or her spouse in each of the last two years of:
               (check whichever statement is applicable)

          [_]  less than or equal to $300,000; or

          [_]  more than $300,000.


     9. If the subscriber is an individual and married, the subscriber reasonably expects to have joint income* with his or her spouse and joint income in the current year of:
               (check whichever statement is applicable)

          [_]  less than or equal to $300,000; or

          [_]  more than $300,000.

--------------------------------------------------------------------------------
* Joint income is calculated for any year as follows: (i) adjusted gross income (as reported on Subscriber's and his or her spouse's federal income tax return), plus (ii) any deductions for long-term capital gain under Section 1202 of the Internal Revenue Code of 1954 (the "Code"), plus (iii) any deductions for depletion under Sections 611 et seq. of the Code, plus (iv) any exclusion for interest under Section 103 of the Code, plus (v) any losses of a limited partnership allocated to Subscriber and his or her spouse (as a limited partner) as reported on Schedule E of Form 1040.
--------------------------------------------------------------------------------

              PLEASE SIGN, DATE AND FURNISH THE BOXED INFORMATION

     IN WITNESS WHEREOF, the undersigned has executed this Subscription and Stock Purchase Agreement as of this _____ day of January, 1991.


SUBSCRIBER'S NAME AND MAILING ADDRESS:     SUBSCRIBER'S RESIDENCE ADDRESS:


-------------------------------------      -------------------------------------
                 (Name)                               (Street)


-------------------------------------      -------------------------------------
                (Street)                   (City)                (State)  (Zip)

                                           SUBSCRIBER'S SOCIAL SECURITY OR
-------------------------------------      TAX IDENTIFICATION NUMBER:
(City)                (State)  (Zip)

                                           -------------------------------------

AMOUNT OF
SUBSCRIPTION:  $_____________________
($1.50 for each share of Series A          -------------------------------------
 Preferred Stock; New Warrant to            Signature of Subscriber
 purchase one share of series A Stock
 to be issued for each two shares           Title (if executing for an entity):
 subscribed for.)

                                            ------------------------------------

ACCEPTED this ___ day of January, 1991.


                                            JETFAX, INC.

                                            By: _______________________________
                                                          President